CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                                 Exhibit 10.4.27

                          AMENDMENT TO GEOTHERMAL LEASE

              This Amendment to the Geothermal Lease (the "Lease") dated
June 27, 1988, by and between Bernice Guisti, Judith Harvey, and Karen Thompson,
Trustees and Beneficiaries of the Guisti Trust ("Lessor"), and Far West Capital,
Inc., a Utah corporation on behalf of itself and its Assignee, Steamboat
Development Corp. ("Lessee") is entered into this _______ day of January 1992.

                                    RECITALS

              A. Because of changes in the rates which Sierra Pacific Power
Company is willing to pay to purchase power from geothermal developers and the cost to construct binary geothermal power plants, the Lessee has requested
Lessor, and Lessor has agreed, to amend the Lease to reduce the royalties to
Lessor to make it economically feasible to develop a geothermal power plant on the leased premies.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and performances provided in the Lease and this Amendment, the parties agree to amend the Lease as follows:

              Section 3.(b) Royalty is deleted in its entirety and the following is inserted in lieu thereof:

              (b) Royalty

     On or before thirty days after receipt of revenues from Sierra Pacific
Power Company representing sale of power following commencement of commercial operation under the Power Purchase Agreement and thereafter on a monthly basis, the Lessee shall pay to the Lessor:

              (1) With respect to a geothermal power plant producing from 1 to
       12 MW of net salable capacity a royalty of ***% of gross revenues from the sale of power for the first 10

*** Confidential material redacted and filed separately with the Commission.

                                        1

       years of commercial operation, ***% of gross revenues from the sale of power for years 11 through 20, and ***% of gross revenues from the sale of power thereafter.

              (2) With respect to any geothermal power plant which has a net salable capacity in excess of 12 MW and less than 18 MW, the royalty on that increment of capacity in excess of 12 MW and less than 18 MW will be
       ***% of gross revenues from the sale of power for the first 10 years of commercial operation, ***% of gross revenues for years 11 through 20, and
       ***% of gross revenues thereafter. Royalties on the first 12 MW of net saleable capacity shall continue to be paid the rate provided in paragraph (1).

              (3) With respect to any geothermal power plant which has a net salable capacity of 18 MW or greater, the royalty on that increment of capacity of 18 MW or greater will be ***% of gross revenues from the sale of power for the first 10 years of commercial operation, ***% of gross revenues for years 11 through 20, and ***% of gross revenues thereafter.
       The royalties provided for in this paragraph (3) for years 1 through 20 will be further reduced if by *** of ***% if the plant is on line before
       November 1, 1995. The royalties rates provided in paragraphs (1) and (2)
       above shall continue to be paid on the first 12 MW of net saleable capacity and 12 MW to 18 MW of net saleable capacity as provided herein.

              IN WITNESS WHEREOF, the parties hereto have executed this
Amendment to Geothermal Lease as of the day and year first above written.

LESSOR:                                TRUSTEES AND BENEFICIARIES OF THE
                                       GUISTI LEASE

                                       /s/ Bernice Guisti
                                       ----------------------------------------
                                       BERNICE GUISTI

*** Confidential material redacted and filed separately with the Commission.

                                        2

                                       /s/ Judith Harvey
                                       ---------------------------------------
                                       JUDITH HARVEY

                                       /s/ Karen Thompson
                                       --------------------------------------
                                       KAREN THOMPSON

LESSEE:                                FAR WEST CAPITAL, INC.

                                       By:_________________________________
                                                Its:___________________________

                                       STEAMBOAT DEVELOPMENT CORP.

                                       3